Exhibit 99.2

Financial Highlights Boise and Subsidiaries

				2003
	2000	2001	2002	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(millions, except per-share amounts)
Sales and Income

Sales	$7,806.7	$7,422.2	$7,412.3	$1,853.2	$1,929.0	$2,110.6	$2,352.3	$8,245.1
Income from operations	444.0	81.1	118.3	1.7	22.7	76.7	46.7	147.8
Net income (loss) before cumulative effect of accounting changes	$178.6	$(42.5)	$11.3	$(18.7)	$(4.0)	$32.9	$6.9	$17.1
Cumulative effect of accounting changes, net of income tax	—	—	—	(8.8)	—	—	—	(8.8)
Net income (loss)	$178.6	$(42.5)	$11.3	$(27.5)	$(4.0)	$32.9	$6.9	$8.3
Net income (loss) per common share
Diluted before cumulative effect of accounting changes	$2.73	$(.96)	$(.03)	$(.38)	$(.12)	$.48	$.05	$.07
Cumulative effect of accounting changes	—	—	—	(.15)	—	—	—	(.15)
Diluted	$2.73	$(.96)	$(.03)	$(.53)	$(.12)	$.48	$.05	$(.08)
Cash dividends paid per common share	$.60	$.60	$.60	$.15	$.15	$.15	$.15	$.60

Financial Condition

Capital expenditures	485.8	380.0	266.2	48.5	69.4	44.5
Total assets	5,266.9	4,934.0	4,947.4	4,970.9	4,989.9	5,066.8	7,376.3

Long-term debt, less current portion	$1,714.8	$1,062.9	$1,387.4	$1,472.7	$1,494.4	$1,517.1	$1,999.9
Current portion of long-term debt and short-term borrowings	93.3	440.0	153.7	105.5	76.5	85.1	88.2
Adjustable conversion-rate equity security units	—	172.5	172.5	172.5	172.5	172.5	172.5
Guarantee of ESOP debt	107.9	80.9	51.4	51.4	40.5	40.5	19.1
Total debt	$1,916.0	$1,756.3	$1,765.0	$1,802.1	$1,783.9	$1,815.2	$2,279.7

Shareholders’ equity	$1,757.0	$1,578.4	$1,399.5	$1,372.1	$1,384.2	$1,411.4	$2,298.1
Shareholders’ equity per common share	$28.85	$25.10	$21.59	$21.17	$21.23	$21.26	$24.47

Financial Ratios

Return on sales	2.3%	(.6)%	.2%	(1.5)%	(.2)%	1.6%	.3%	.1%
Debt to equity	1.09:1	1.11:1	1.26:1	1.31:1	1.29:1	1.29:1	.99:1
Debt to total capitalization	52.0%	52.7%	55.8%	56.8%	56.3%	56.3%	49.6%

Other Information

Effective tax (provision) benefit rate	(39.0)%	12.1%	192.8%	36.2%	36.6%	(27.6)%	(27.7)%	(11.5)%
Number of common shares outstanding at the end of the period (thousands)	57,337	58,062	58,284	58,292	58,314	59,549	87,137
Average number of common shares (thousands)
Basic	57,288	57,680	58,216	58,289	58,300	58,411	65,313	60,093
Diluted(2)	61,413	61,797	62,090	61,880	61,844	62,697	70,205	64,180
Common stock price
High	$43.94	$38.00	$38.81	$28.15	$26.30	$29.20	$32.89
Low	$21.75	$26.99	$19.61	$20.72	$21.48	$21.48	$26.96
Close	$33.63	$34.01	$25.22	$21.85	$23.90	$27.60	$32.86

(1)                For the first and second quarters of 2003 and the years ended December 31, 2001, 2002, and 2003, the computation of diluted net loss per share was antidilutive; accordingly, diluted net loss per share was calculated using the average basic shares outstanding.

Summary of Operations Boise and Subsidiaries

	2002
Quarterly Results by Segment (Unaudited)(1)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(millions, except per-share amounts)
Sales by Segment
Boise Office Solutions, Contract	$884.5	$855.5	$899.9	$905.9	$3,545.8
Boise Office Solutions, Retail	—	—	—	—	—
	884.5	855.5	899.9	905.9	3,545.8
Boise Building Solutions	560.2	669.9	671.5	568.2	2,469.7
Boise Paper Solutions	456.0	481.6	485.2	455.3	1,878.0
Other	18.3	19.4	19.4	18.9	76.0
	1,919.0	2,026.4	2,075.9	1,948.3	7,969.5
Intersegment eliminations	(130.8)	(138.4)	(140.7)	(147.4)	(557.2)
Trade sales	$1,788.2	$1,888.0	$1,935.3	$1,800.8	$7,412.3
Income (Loss) by Segment
Boise Office Solutions, Contract	$37.4	$23.4	$29.8	$32.4	$123.0
Boise Office Solutions, Retail	—	—	—	—	—
	37.4	23.4	29.8	32.4	123.0
Boise Building Solutions	8.8	14.0	14.5	2.3	39.7
Boise Paper Solutions	(10.8)	8.8	17.2	23.4	38.6
Corporate and Other	(12.8)	(37.9)	(15.9)	(15.3)	(81.8)
	22.6	8.4	45.6	42.9	119.5
Interest expense	(33.3)	(33.3)	(32.1)	(33.0)	(131.7)
Income (loss) before income taxes	(10.7)	(24.9)	13.5	9.9	(12.2)
Income tax (provision) benefit	4.1	28.2	(5.0)	(3.7)	23.5
Net income (loss)	$(6.6)	$3.2	$8.5	$6.2	$11.3
Net income (loss) per common share
Diluted	$(.17)	$.00	$.09	$.05	$(.03)

	2003
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
	(millions, except per-share amounts)
Sales by Segment
Boise Office Solutions, Contract	$938.3	$904.9	$934.1	$964.7	$3,741.9
Boise Office Solutions, Retail	—	—	—	283.2	283.2
	938.3	904.9	934.1	1,247.9	4,025.1
Boise Building Solutions	574.6	692.8	828.1	776.3	2,871.9
Boise Paper Solutions	468.2	459.4	474.2	450.9	1,852.6
Other	19.4	18.8	20.6	19.1	77.9
	2,000.5	2,075.9	2,256.9	2,494.2	8,827.5
Intersegment eliminations	(147.3)	(146.9)	(146.3)	(141.8)	(582.4)
Trade sales	$1,853.2	$1,929.0	$2,110.6	$2,352.3	$8,245.1
Income (Loss) by Segment
Boise Office Solutions, Contract	$20.7	$23.9	$31.0	$33.9	$109.4
Boise Office Solutions, Retail	—	—	—	6.1	6.1
	20.7	23.9	31.0	40.0	115.5
Boise Building Solutions	(8.5)	9.8	56.4	37.6	95.4
Boise Paper Solutions	(0.7)	1.0	0.2	(14.4)	(13.9)
Corporate and Other	(8.7)	(9.9)	(10.5)	(16.1)	(45.2)
	2.8	24.9	77.1	47.1	151.8
Interest expense	(32.2)	(31.1)	(31.7)	(37.6)	(132.5)
Income (loss) before income taxes and cumulative effect of accounting changes	(29.4)	(6.2)	45.4	9.5	19.3
Income tax (provision) benefit	10.7	2.3	(12.5)	(2.6)	(2.2)
Income (loss) before cumulative effect of accounting changes	(18.7)	(4.0)	32.9	6.9	17.1
Cumulative effect of accounting changes, net of income tax	(8.8)	—	—	—	(8.8)
Net income (loss)	$(27.5)	$(4.0)	$32.9	$6.9	$8.3
Net income (loss) per common share
Diluted net income (loss) before cumulative effect of accounting changes	$(.38)	$(.12)	$.48	$.05	$.07
Cumulative effect of accounting changes	(.15)	—	—	—	(.15)
Diluted	$(.53)	$(.12)	$.48	$.05	$(.08)

(1) Columns may not add due to rounding.

Statistical Review / 2002

	2002
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year

Boise Office Solutions
Sales by Product Line (millions)
Office supplies and paper	$549	$531	$545	$556	$2,181
Technology products	250	245	263	264	1,022
Office furniture	85	80	92	86	343

Sales by Geography (millions)
United States	$686	$665	$707	$701	$2,759
International	198	191	193	205	787

Sales Growth
Sales growth	(9)%	(1)%	6%	6%	0%
Same-location sales growth	(8)%	(1)%	6%	5%	0%

Margins (percentage of sales)
Gross profit margin	23.6%	23.1%	22.4%	23.5%	23.1%
Operating profit	4.2%	2.7%	3.3%	3.6%	3.5%

Boise Building Solutions
Sales Volumes
Plywood (thousand square feet) (3/8” basis)	440,525	462,648	460,952	424,078	1,788,203
OSB (thousand square feet) (3/8” basis) (1)	100,161	98,273	107,176	111,076	416,686
Particleboard (thousand square feet) (3/4” basis)	49,749	51,182	47,617	40,675	189,223
Lumber (thousand board feet)	95,911	108,455	99,858	91,057	395,281
LVL (hundred cubic feet)	17,895	20,844	20,879	17,925	77,543
I-joists (thousand equivalent lineal feet)	34,995	47,102	46,954	36,714	165,765
Engineered wood products (millions)	$60	$76	$77	$61	$274
Building materials distribution (millions)	$375	$464	$470	$387	$1,696

(1)  Includes 100% of the sales volume of Voyageur Panel, of which we own 47%.

Selected Prices (average net selling prices)
Plywood (thousand square feet) (3/8” basis)	$231	$238	$227	$220	$229
OSB (thousand square feet) (3/8” basis)	131	136	127	128	130
Particleboard (thousand square feet) (3/4” basis)	230	248	254	223	239
Lumber (thousand board feet)	481	465	470	446	466
LVL (hundred cubic feet)	1,491	1,485	1,498	1,454	1,483
I-joists (thousand equivalent lineal feet)	896	886	890	872	886

Boise Paper Solutions
Sales Volumes (thousands of short tons)
Uncoated free sheet	355	370	364	336	1,425
Containerboard	160	167	168	159	654
Newsprint	84	111	110	101	406
Other	49	62	37	31	179
	648	710	679	627	2,664

Corrugated containers (millions of square feet)	1,061	1,065	1,205	1,132	4,463

Selected Prices (average net selling prices per short ton)
Uncoated free sheet	$712	$712	$722	$746	$722
Containerboard	327	332	351	361	343
Newsprint	368	349	367	371	363

Statistical Review / 2003

	2003
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Year
Boise Office Solutions, Contract
Sales by Product Line (millions)
Office supplies and paper	$567	$539	$555	$572	$2,233
Technology products	277	275	280	293	1,125
Office furniture	94	91	99	100	384

Sales by Geography (millions)
United States	$709	$682	$712	$720	$2,823
International	229	223	222	245	919

Sales Growth
Sales growth	6%	6%	4%	6%	6%
Same-location sales growth	6%	6%	4%	4%	5%

Margins (percentage of sales)
Gross profit margin	23.8%	23.8%	24.2%	25.4%	24.3%
Operating profit	2.2%	2.6%	3.3%	3.5%	2.9%

Boise Office Solutions, Retail
Sales by Product Line (millions)
Office supplies and paper	$—	$—	$—	$92	$92
Technology products	—	—	—	161	161
Office furniture	—	—	—	30	30

Sales by Geography (millions)
United States	$—	$—	$—	$283	$283
International	—	—	—	—	—

Margins (percentage of sales)
Gross profit margin	—	—	—	24.5%	24.5%
Operating profit	—	—	—	2.2%	2.2%

Boise Building Solutions
Sales Volumes
Plywood (thousand square feet) (3/8” basis)	466,537	476,896	499,323	447,724	1,890,480
OSB (thousand square feet) (3/8” basis) (1)	106,581	112,652	111,775	101,388	432,396
Particleboard (thousand square feet) (3/4” basis)	41,192	38,609	36,524	36,296	152,621
Lumber (thousand board feet)	93,524	93,113	90,522	86,895	364,054
LVL (hundred cubic feet)	20,685	25,063	28,431	24,115	98,294
I-joists (thousand equivalent lineal feet)	40,534	53,271	60,275	45,869	199,949
Engineered wood products (millions)	$68	$85	$96	$80	$329
Building materials distribution (millions)	$391	$505	$603	$549	$2,048

(1)  Represents 100% of the sales volume of Voyageur Panel, of which we own 47%.

Selected Prices (average net selling prices)
Plywood (thousand square feet) (3/8” basis)	$220	$228	$291	$334	$267
OSB (thousand square feet) (3/8” basis)	141	165	258	309	217
Particleboard (thousand square feet) (3/4” basis)	219	230	243	254	236
Lumber (thousand board feet)	412	400	446	468	431
LVL (hundred cubic feet)	1,453	1,447	1,440	1,516	1,463
I-joists (thousand equivalent lineal feet)	867	861	865	905	874

Boise Paper Solutions
Sales Volumes (thousands of short tons)
Uncoated free sheet	353	351	353	339	1,396
Containerboard	158	154	170	168	650
Newsprint	106	89	101	120	416
Other	33	31	47	35	146
	650	625	671	662	2,608

Corrugated containers (millions of square feet)	1,122	1,151	1,204	1,114	4,591

Selected Prices (average net selling prices per short ton)
Uncoated free sheet	$747	$734	$713	$690	$721
Containerboard	341	347	342	319	337
Newsprint	374	399	412	405	397